United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2022
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive,	Chicago,	IL	60601
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(312)	782-5800
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	JLL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.
On May 26, 2022, Jones Lang LaSalle Incorporated (the "Company") held its Annual Meeting of Shareholders (the "Meeting").
Of the 49,608,928 total shares of common stock of the Company that were issued and outstanding on April 1, 2022, the record date for the Meeting, 46,127,093 shares, constituting 92.98% of the total outstanding shares, were represented in person or by proxy at the Meeting. The matters voted upon at the Annual Meeting and the results of such voting are set forth below based on the information we received on the day of the meeting from our vote tabulator, Broadridge Investor Communications.

1.The twelve nominees for Directors were elected to serve one-year terms to expire at the annual meeting of shareholders in 2023, as follows:

Nominee	For	Against	Abstain
Hugo Bagué	42,924,694	1,250,390	17,131
Matthew Carter, Jr.	43,261,802	913,433	16,980
Samuel A. Di Piaza, Jr.	40,712,092	3,462,893	17,230
Tina Ju	43,367,226	810,156	14,833
Bridget Macaskill	43,356,412	821,217	14,586
Deborah H. McAneny	41,873,060	2,302,911	16,244
Siddharth N. Mehta	43,321,582	853,526	17,107
Jeetendra I. Patel	43,361,865	813,360	16,990
Ann Marie Petach	43,338,546	839,125	14,544
Larry Quinlan	44,042,403	134,259	15,553
Efrain Rivera	43,835,366	339,785	17,064
Christian Ulbrich	43,986,431	191,449	14,335

In the case of each nominee for Director, there were also 1,934,878 broker non-votes.

2.The non-binding advisory proposal regarding executive compensation ("say on pay") was approved by the following shareholder vote:

For	Against	Abstain
42,583,619	1,585,841	22,755
There were 1,934,878 broker non-votes on this proposal.

3.The appointment of KPMG, LLP to serve as our independent registered accounting firm for the year 2022 was ratified by the following shareholder vote:

For	Against	Abstain
44,329,335	1,775,253	22,505

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2022
Jones Lang LaSalle Incorporated

By: /s/ Alan K. Tse
Name: Alan K. Tse
Title: Global Chief Legal Officer